UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

California	94-3199149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

46421 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

(510) 771-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 19, 2005, RITA Medical Systems, Inc. (the "Company") entered into a separation agreement and mutual release with Donald Stewart. The agreement is described more fully in Item 5.02 below, which description is incorporated into this Item 1.01 in its entirety.

Item 5.02  Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 24, 2005, the Company issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing that Donald Stewart, Chief Financial Officer and Vice President, Finance and Administration of the Company, will be leaving the Company to pursue other business interests once a new Chief Financial Officer for the Company is hired. The Company also announced that Mr. Stewart will remain actively involved as the Company’s Chief Financial Officer during the recruiting and transition periods.

In connection with Mr. Stewart’s planned departure, the Company and Mr. Stewart entered into a Separation Agreement and Mutual Release with the Company (the "Agreement"). The Agreement provides, among other things, that (i) Mr. Stewart shall resign as Chief Financial Officer and Vice President, Finance and Administration of the Company and terminate his employment with the Company on the earlier of October 19, 2005 or such date as determined by the Board of Directors of the Company (the "Separation Date"), (ii) the Company shall pay Mr. Stewart his annual base salary of $205,000 for a six month period beginning immediately following the Separation Date, (iii) the Company shall pay Mr. Stewart a retention bonus of $30,000 unless Mr. Stewart voluntarily resigns his employment with the Company prior to the Separation Date, (iv) the Company shall pay Mr. Stewart's health insurance premiums for a six month period beginning immediately following the Separation Date, and (v) all of Mr. Stewart's options to purchase shares of the Company's common stock shall be fully vested and exercisable until the later of the expiration date set forth in the applicable option agreement and December 31, 2005. In the Agreement, the Company and Mr. Stewart release one another from all claims that each has or may have against the other. Mr. Stewart has until May 26, 2005 to revoke the Agreement. The Agreement is attached as Exhibit 10.88 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

10.88	Separation Agreement and Mutual Release, dated May 19, 2005, between RITA Medical Systems, Inc. and Donald Stewart

99.1	Press Release of RITA Medical Systems, Inc. dated May 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: May 24, 2005	By:	/s/ Joseph DeVivo

Joseph DeVivo President and Chief Executive Officer

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

10.88	Separation Agreement and Mutual Release, dated May 19, 2005, between RITA Medical Systems, Inc. and Donald Stewart

99.1	Press Release of RITA Medical Systems, Inc. dated May 24, 2005